Quarterly Holdings Report
for
Fidelity® SAI Long-Term Treasury Bond Index Fund
May 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (SAI) - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with SAI.
SV5-NPRT1-0722
1.9867820.106
U.S. Government and Government Agency Obligations - 99.3%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 99.3%
U.S. Treasury Bonds:
1.25% 5/15/50	221,953,000	143,237,715
1.375% 8/15/50	396,748,000	264,937,777
1.625% 11/15/50	105,542,000	75,392,444
1.875% 2/15/51	262,313,000	199,726,758
1.875% 11/15/51	102,900,000	78,396,938
2% 2/15/50	85,743,800	67,432,809
2% 8/15/51	1,274,288,000	999,868,092
2.25% 8/15/46	62,854,000	51,589,385
2.25% 8/15/49	128,313,000	106,935,854
2.25% 2/15/52 (b)	240,300,000	200,988,422
2.375% 11/15/49	12,625,000	10,816,567
2.375% 5/15/51	165,670,000	142,223,812
2.5% 2/15/45	36,579,700	31,594,287
2.5% 2/15/46	78,885,000	68,130,756
2.5% 5/15/46	89,400,000	77,159,883
2.75% 8/15/42	161,303,500	147,510,791
2.75% 11/15/42	75,419,100	68,825,820
2.75% 8/15/47	376,357,000	342,337,857
2.75% 11/15/47	72,154,000	65,716,510
2.875% 5/15/43	87,520,200	81,417,718
2.875% 8/15/45	163,159,100	150,807,447
2.875% 11/15/46	161,496,000	149,749,689
2.875% 5/15/49	121,018,000	114,669,282
2.875% 5/15/52	17,100,000	16,453,406
3% 5/15/42	13,470,700	12,863,992
3% 11/15/44	800	755
3% 5/15/45	157,846,800	149,078,903
3% 11/15/45	103,206,000	97,654,646
3% 2/15/47	395,746,000	375,788,652
3% 5/15/47	290,348,000	275,864,626
3% 2/15/48	98,987,000	94,768,452
3% 8/15/48	75,355,000	72,449,711
3% 2/15/49	235,859,000	228,294,929
3.125% 2/15/42	7,568,100	7,382,445
3.125% 2/15/43	54,354,600	52,666,635
3.125% 8/15/44	84,564,300	81,597,943
3.125% 5/15/48	23,294,000	22,906,373
3.25% 5/15/42	230,900,000	230,142,359
3.375% 5/15/44	17,923,800	18,021,821
3.375% 11/15/48	71,947,000	74,355,538
3.625% 8/15/43	297,600	311,306
3.625% 2/15/44	88,500	92,500
3.75% 11/15/43	60,982,100	65,005,489
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $6,684,911,123)		5,515,167,094

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.82% (c)	40,390,310	40,398,388
Fidelity Securities Lending Cash Central Fund 0.82% (c)(d)	168,432,580	168,449,424
TOTAL MONEY MARKET FUNDS (Cost $208,847,812)		208,847,812

TOTAL INVESTMENT IN SECURITIES - 103.1% (Cost $6,893,758,935)	5,724,014,906
NET OTHER ASSETS (LIABILITIES) - (3.1)%	(170,822,730)
NET ASSETS - 100.0%	5,553,192,176

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.82%	43,056,139	102,951,369	105,609,120	19,900	-	-	40,398,388	0.1%
Fidelity Securities Lending Cash Central Fund 0.82%	-	887,804,076	719,354,652	61,948	-	-	168,449,424	0.4%
Total	43,056,139	990,755,445	824,963,772	81,848	-	-	208,847,812

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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